Other Loss	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Other Loss
14. Other loss

	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $
Tax indemnification guarantee liability (1)	(600)	(50,000)	—
Write-off of contingent consideration (2)	—	—	36,630
Contingent liability (3)	—	(4,500)	(61,862)
Gain on sale / (write-down) of cost-accounted investment (4)	—	1,250	(19,000)
Loss on bond repurchases	(1,772)	—	—
Miscellaneous income (loss)	359	(731)	5,219
Other loss	(2,013)	(53,981)	(39,013)

(1)
Following the termination of the capital lease arrangements for the RasGas II LNG Carriers in 2014, the lessor made a determination that additional rentals were due under the leases following a challenge by the UK taxing authority. As a result, in 2017 the Teekay Nakilat Joint Venture recognized an additional liability, which was included as part of other loss in the Company's consolidated statements of (loss) income.

(2)
Related to reversals of contingent liabilities as a result of the cancellation of units for maintenance and safety (or UMS) construction contracts in Teekay Offshore, which was deconsolidated in September 2017 (see Note 4).

(3)
Related to settlements and accruals made prior to September 2017 as a result of claims and potential claims made against Logitel Offshore Holding AS (or Logitel), a company acquired by Teekay Offshore in 2014. Teekay Offshore was deconsolidated in September 2017 (see Note 4).

(4)
The Company holds cost-accounted investments at cost. During the year ended December 31, 2016, the Company recorded a write-down of an investment of $19.0 million. This investment was subsequently sold in 2017, resulting in a gain on sale of cost-accounted investment of $1.3 million.